CORNERCAP GROWTH FUND

                    SEMI-ANNUAL REPORT TO SHAREHOLDERS







                                A Series of
                       The CornerCap Group of Funds
                       A "Series" Investment Company







                         FOR THE SIX MONTHS ENDED
                            SEPTEMBER 30, 1995

CORNERCAP GROWTH FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
September 30, 1995 (Unaudited)

Number of                                            Market
       Shares                                              Description         Value
            COMMON STOCK:  90.94%

            AEROSPACE:  7.13%
    2,300   Raytheon Company                   $    195,500
    4,200   Rockwell International                  198,450
    3,000   Textron                                 204,750
                                                    598,700

            BUILDING MATERIALS:  4.47%
   12,700   Apogee Enterprises *                    185,738
   10,700   Southdown, Incorporated *               188,588
                                                    374,325

            CHEMICALS:  2.34%
    8,000   Wellman, Incorporated                   196,000

            COMMUNICATIONS:  2.20%
    4,450   Telefonia de Espana ADR                 184,119

            COMPUTERS:  3.02%
   12,050   Bantec, Incorporated *                  253,050

            DISTRIBUTOR/WHOLESALER:  2.21%
   20,850   Handleman Company                       185,044

            ENGINEERING/CONSTRUCTION:  2.14%
    6,700   Sequa Corporation Class A *             179,225

            FINANCIAL:  9.08%
   16,000   California Federal Bank *               252,000
    3,800   City National Corporation                50,350
   11,100   Countrywide Credit                      258,075
    5,250   Salomon, Incorporated                   200,813
                                                    761,238

            FOOD PROCESSING:  2.56%
   23,800   Morningstar Group, Incorporated *       214,200

Number of                                            Market
       Shares                                              Description         Value
            FURNITURE:  4.50%
   21,100   Culp, Incorporated                      216,275
   12,367   Ladd Furniture Company                  160,771
                                                    377,046

            HOMEBUILDERS:  2.15%
   11,600   Ryland Group, Inc.                      179,800

            INSURANCE:  14.15%
    5,650   American Banker                         210,463
   10,850   Crawford and Company Class B            172,244
   18,742   Gainsco, Incorporated                   167,506
    5,150   Orion Capital Corporation               228,531
    4,450   Providian Corporation                   184,675
    8,950   Washington National Corporation         222,631
                                                  1,186,050

            MACHINERY/DIVERSIFIED:  2.26%
    5,200   Standex International Corporation       189,150

            MANUFACTURING:  6.24%
    9,350   Furon Company                           175,313
   14,550   Gencorp                                 154,593
   26,200   Windmere Corporation                    193,225
                                                    523,131

            METALS:  4.14%
   11,600   Handy and Harman                        174,000
    5,450   International Aluminum, Incorporated    173,038
                                                    347,038

            PACKAGING/CONTAINERS:  2.33%
   15,050   Sealright Company                       195,650

            RETAIL:  6.97%
    9,900   Helen of Troy Corporation *             181,913
   17,400   Huffy Corporation                       197,925
   16,500   Shopko Store, Incorporated              204,187
                                                    584,025




   Number of                                                                  Market
       Shares                                              Description         Value
            TEXTILES:  4.70%
    9,050   Kellwood Company                        186,656
   38,600   Tultex Corporation *                    207,475
                                                    394,131

            TRANSPORTATION: 4.37%
   10,400   M S Carriers, Incorporated *            166,400
   28,550   OMI Corporation *                       199,850
                                                    366,250

            TOBACCO:  1.93%
    5,650   United States Tobacco, Incorporated     161,731

            UTILITY/ELECTRIC:  2.05%
    4,900   United Illuminating Company             172,113

            Total Common Stock:
            (Cost:  $7,082,146)                   7,622,016


Principal Amount                                           SHORT TERM INVESTMENTS:
7.68%

  643,643   Wachovia Bank                           643,643

            Total Short Term Investments:
            (Cost:  $643,643)                       643,643

            TOTAL INVESTMENTS:
            (Cost: $7,725,789)   98.62%           8,265,659
            Other Assets, Net     1.38%             115,647
                                100.00%          $8,381,306

*      Non-income producing security
ADR-Security represented is held by the custodian bank in the form of American Depository
Receipt.

See Notes to Financial Statements






STATEMENT OF ASSETS AND LIABILITIES
September 30, 1995 (Unaudited)

ASSETS
  Investments at market value (identified cost of $7,725,789)$8,265,659
  Receivables
    Dividend                     14,493
    Interest                      1,826
    Investment securities sold  186,693                  203,012
  Other assets                                             2,340

    TOTAL ASSETS                                       8,471,011

LIABILITIES
  Investment securities purchased70,098
  Accrued expenses               19,608

    TOTAL LIABILITIES                                     89,705

NET ASSETS                                            $8,381,306

NET ASSET VALUE, OFFERING AND
REDEMPTION PRICE PER SHARE
  ($8,381,306 / 929,967 shares outstanding)                         $      9.01
At September 30, 1995, net assets consisted of:
    Par value @ $.001                               $        930
    Capital in excess of par                           8,807,676
    Accumulated undistributed net income                 (5,160)
    Accumulated undistributed realized loss            (962,009)
    Net unrealized appreciation                          539,869
Net assets                                            $8,381,306

See Notes to Financial Statements/TABLE

STATEMENT OF OPERATIONS
September 30, 1995 (Unaudited)

INVESTMENT INCOME
       Income
      Dividend                  $86,133
      Interest                    8,864
      Total Income                                     $  94,997

    Expenses
      Advisory fee               39,716
      Transfer agent fees         5,285
      Fund accounting fees        6,375
      Insurance                   1,128
      Administrative fees         4,510
      Trustees fees               3,838
      Legal                       8,628
      Custodian fees              2,649
      Registration and filing fees7,446
      Audit fees                  9,000
      Printing                    3,813
      Miscellaneous               1,752                   94,140

         Less reimbursement by Advisor                  (20,487)

      Total expenses                                      73,653

      Net investment income                               21,344

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
    Net realized gain on investments                      24,581
    Unrealized gain on investments                       303,037
    Net realized and unrealized gain on investments                327,618
    Net increase in net assets resulting from operations$348,962

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

                                                      Six months
                                     ended
                              September 30, 1995      Year ended
                                  (Unaudited)       March 31, 1995

OPERATIONS
  Net investment income         $     21,344        $     37,222
  Net realized gain on investments    24,581             352,197
  Increase in unrealized
    appreciation of investments      303,037             243,324
  Increase in net assets
    resulting from operations        348,962             632,743

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    ($-0- and $.02, respectively)      - 0 -            (13,747)

CAPITAL SHARE TRANSACTIONS:
  Net increase in net assets
    resulting from
    capital share transactions *     733,696           2,450,675
  Net increase in net assets       1,082,658           3,069,671
  Net assets at beginning of period                    7,298,648      4,228,977

NET ASSETS  at the end of period  $8,381,306          $7,298,648

*  A summary of capital share transactions follows:
                            Six months ended       Year ended
                           September 30, 1995    March 31, 1995

                            Shares     Value    Shares     Value

Shares sold                121,089$1,073,246   325,076$2,678,184
Shares reinvested            - 0 -     - 0 -     1,692    13,348
Shares redeemed           (38,434) (339,550)  (29,512) (240,857)
Net increase                82,655$  733,696   297,256$2,450,675

See Notes to Financial Statements



FINANCIAL HIGHLIGHTS
For a Share Outstanding Throughout Each Period

                       Six month
                         ended
                     September 30,
                         1995                          Years ended March 31,
                      (Unaudited)1995   1994   1993   1992  1991

Per Share Operating Performance
 Net asset value,
   beginning of period  $8.61  $7.69  $7.58  $7.60  $6.45  $6.96

Income from investment operations -
 Net investment income (loss)    .02    .05    .02    .23  (.08)(.27)
 Net realized and unrealized gain
  (loss) on investments   .38    .89    .11  (.25)   1.23  (.10)
 Total from investment income    .40    .94    .13  (.02)   1.15  (.37)

Less distributions -
 Distributions from net
   investment income      -0-    .02    .02    -0-    -0-    .14

Net asset value, end of period $9.01  $8.61  $7.69  $7.58  $7.60$6.45

Total Return            4.59% 12.25%  1.71% (.26)% 17.83%(5.39)%

Ratios/Supplemental Data
 Net assets,
  end of period (000's)$8,381 $7,299 $4,229 $3,042 $1,084 $1,106

Ratios to average net assets
 Expenses                .97%  1.87%  2.00%  2.00%  2.14%  7.77%
 Net investment income (loss)   .28%   .70%   .13%   .40% (.29)%(3.80)%

Portfolio turnover rate11.05% 55.12% 35.58% 83.40% 91.62%125.24%

See Notes to Financial Statements

NOTES TO THE FINANCIAL STATEMENTS
September 30, 1995


(1) ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
POLICIES

CornerCap Growth Fund (the "Fund") was organized on January 6, 1986 as aMassachusetts Business Trust and is registered under the Investment Company Act of 1940 as a diversified open-end management investment company. Investment operations commenced on July 17, 1986. The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements. The policies are in conformity with generally accepted accounting principles.

    A. Security Valuation - Portfolio securities that are listed on national securities exchanges or the NASDAQ National Market System are valued at the last sale price as of 4:15 p.m. Eastern time, or in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchanges or such System. Unlisted securities that are not included in such System are valued at the mean of the quoted bid and asked prices in the over-the-counter market. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Advisor under procedures established by and under the general supervision and responsibility of the Fund's Board of Trustees. Short-term investments are valued at amortized cost, if their original maturity was 60 days or less, or by amortizing the values as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days.

    B.   Security Transactions, Investment Income and Other -
Security transactions are recorded on the next business date after trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis.
Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

  C.   Change in Accounting for Distributions to the Shareholders
- Effective April 1, 1993, the Fund adopted Statement of Position 93-2: "Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and
Return of Capital Distributions by Investment Companies". As a result, the Fund changed the classification of distributions to shareholders to better disclose the differences between financial statement amounts and distributions determined in accordance with income tax regulations.

(2) TRANSACTIONS WITH AFFILIATES

    INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS

    The Fund has an investment advisory agreement with the Advisor, pursuant to which the Advisor receives a fee, computed daily and payable monthly, at an annual rate of 1.0% of the average daily net assets.

    The Advisor provides continuous supervision of the investment portfolio and pays the cost of compensation of the officers of the Fund, occupancy and certain clerical and administrative costs involved in the day to day operations of the Fund. The Fund bears all other costs and expenses.

    Under the investment advisory agreement, if the aggregate expenses of the Fund (including the fees to the Advisor but excluding taxes, interest, brokerage fees and commissions, distribution fee and extraordinary expenses) exceed the limitations imposed by state securities administrators, the Advisor will reduce its fee by the amount of such excess.

    In addition, the Advisor has undertaken to pay fund expenses in excess of 2.0% of average net assets for the period ended
September 30, 1995.  For the period ended September 30, 1995, the
Advisor waived the Advisory fee of $20,487.

    DISTRIBUTION AGREEMENT AND PLAN

    The Fund has adopted a Distribution Plan pursuant to which the Fund reimburses the Advisor for marketing expenses incurred in distributing shares of the Fund, primarily the cost of printing sales material. This expenses is limited to 1/4 of 1% of the Fund's average net assets. For the period ending September 30, 1995, no such reimbursements were made.

(3) PURCHASES AND SALES OF SECURITIES

    For the period ended September 30, 1995, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $1,079,841 and $844,401, respectively.

(4) FEDERAL INCOME TAXES

    It is the Fund's policy to meet the requirements of the Internal Revenue Code Applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax.
Therefore, no federal income tax provision is required.

    For Federal income tax purposes, the Fund had accumulated realized net capital losses of $982,346 as of March 31, 1995, of which $515,716 expires in 1997 and $466,630 expires in 1998, respectively.

    The Fund will resume annual capital gains distributions in future years to the extent net capital gains are realized in excess of available carryovers.